SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2003

                                       CW

                                  (Depositor)

  (Issuer in respect of Mortgage Pass - Through Certificates, Atlernative Loan

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                      Mortgage Pass - Through Certificates
                        Atlernative Loan Trust 2003-4CB

On August 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass - Through Certificates Atlernative Loan Trust 2003-4CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass - Through Certificates Atlernative Loan Trust 2003-4CB relating to the distribution date of August 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2003


                             Payment Date: 08/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Atlernative Loan Trust 2003-4CB
                                 Series 2003-12
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       472,135,815.36    5.750000%    15,956,315.72  2,262,248.52   18,218,564.24       0.00      68.93
                        2A1       132,005,949.42    4.500000%     4,137,169.91    495,022.31    4,632,192.22       0.00       0.00
                        2A2       132,005,949.42    0.500000%             0.00     55,002.48       55,002.48       0.00       0.00
                        2A3        14,667,434.15    5.000000%       459,688.88     61,114.31      520,803.19       0.00       0.00
                        PO          1,314,787.85    0.000000%        15,866.78          0.00       15,866.78       0.00       0.00
Residual                AR                  0.00    5.750000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,570,645.40    5.576587%        19,899.93     58,416.34       78,316.27       0.00       1.41
                        B1          6,115,438.39    5.576587%         9,681.03     28,418.71       38,099.74       0.00       0.69
                        B2          3,737,256.44    5.576587%         5,916.25     17,367.19       23,283.45       0.00       0.42
                        B3          2,378,281.15    5.576587%         3,764.93     11,051.98       14,816.91       0.00       0.27
                        B4          2,038,512.53    5.576587%         3,227.06      9,473.06       12,700.12       0.00       0.23
                        B5          2,038,966.97    5.576587%         3,227.47      9,475.17       12,702.64       0.50       0.23
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        649,003,087.66     -           20,614,757.97  3,007,590.07   23,622,348.04       0.50      72.17
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       456,179,499.64             68.93
                                2A1       127,868,779.51              0.00
                                2A2       127,868,779.51              0.00
                                2A3        14,207,745.27              0.00
                                PO          1,298,921.07              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,550,745.47              1.41
                                B1          6,105,757.36              0.69
                                B2          3,731,340.18              0.42
                                B3          2,374,516.22              0.27
                                B4          2,035,285.47              0.23
                                B5          2,035,738.99              0.23
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        628,388,329.18             72.17
--------------------------------------------------------------------------------

                             Payment Date: 08/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Atlernative Loan Trust 2003-4CB
                                 Series 2003-12
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   472,135,815.36     5.750000% 12669DN20    31.826572      4.512296    909.898633
                           2A1   132,005,949.42     4.500000% 12669DN38    30.021479      3.592142    927.883050
                           2A2   132,005,949.42     0.500000% 12669DZ27     0.000000      0.399127    927.883050
                           2A3    14,667,434.15     5.000000% 12669DZ35    30.021479      3.991269    927.883050
                           PO      1,314,787.85     0.000000% 12669DN46    11.580774      0.000000    948.050731
Residual                   AR              0.00     5.750000% 12669DN53     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,570,645.40     5.576587% 12669DN61     1.570423      4.609984    990.454751
                           B1      6,115,438.39     5.576587% 12669DN79     1.570423      4.609984    990.454751
                           B2      3,737,256.44     5.576587% 12669DN87     1.570423      4.609984    990.454751
                           B3      2,378,281.15     5.576587% 12669DY36     1.570423      4.609984    990.454751
                           B4      2,038,512.53     5.576587% 12669DY44     1.570423      4.609984    990.454751
                           B5      2,038,966.97     5.576587% 12669DY51     1.570274      4.609985    990.454751
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     649,003,087.66       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Atlernative Loan Trust 2003-4CB
                                 Series 2003-12
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       479,619,657.13   148,768,672.05   628,388,329.18
Loan count                   3043             1120             4163
Avg loan rate           6.487598%        5.736081%             6.31
Prepay amount       15,525,352.26     4,052,600.52    19,577,952.78

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       300,427.89        92,716.10       393,143.99
Sub servicer fees        6,600.10           388.93         6,989.03
Trustee fees             3,717.09         1,150.43         4,867.52


Agg advances                  N/A              N/A              N/A
Adv this period         86,915.04        15,070.89       101,985.93

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy             151,898.53        46,281.47       198,180.00
Fraud                5,250,302.43     1,599,697.57     6,850,000.00
Special Hazard       6,490,030.87             0.00     6,490,030.87


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.556968%           100.000000%            620,123,986.78
   -----------------------------------------------------------------------------
   Junior            4.443032%             0.000000%             28,833,383.69
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          64                 9,369,910.93
60 to 89 days                          21                 3,263,745.75
90 or more                              7                 1,038,792.84
Foreclosure                             7                   746,353.33

Totals:                                99                14,418,802.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           23,622,348.04         23,622,348.04
Principal remittance amount           20,614,757.97         20,614,757.97
Interest remittance amount             3,007,590.07          3,007,590.07